SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X]  Preliminary information statement      [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14c-5(d)(2))
[ ]  Definitive information statement

                                NEWTECH BRAKE CORP.
     ---------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant
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      is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:

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

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        PRELIMINARY INFORMATION STATEMENT
                            DATED: DECEMBER __, 2002

                               NEWTECH BRAKE CORP.
                              779 INDUSTRIAL BLVD.
                           BLAINVILLE, QUEBEC J7C 3V3
                                 (450) 434-6432
                              INFORMATION STATEMENT


        This information statement (the "Information Statement") is furnished to the shareholders of NewTech Brake Corp., a Delaware corporation (the "Company"), with respect to certain corporate actions of the Company.

        The  corporate   actions  involve  three  proposals   (individually,   a
"Proposal" and collectively, the "Proposals):

        1. To elect five directors, each to serve until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

        2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock, par value $0.0001 per share, of the Company from 50,000,000 shares to 200,000,000 shares; and

        3.   To  approve   an   amendment  to   the   Company's  Certificate  of
             Incorporation to authorize the issuance of 10,000,000 shares of preferred stock, par value $0.0001 per share.

         ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON DECEMBER 13, 2002 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, WILL COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S 33,979,872 ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

                       BY ORDER OF THE BOARD OF DIRECTORS



                       Yvon Rancourt, Chairman of the Board

Blainville, Quebec
December __, 2002

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
ABOUT THE INFORMATION STATEMENT................................................1
    What is the purpose of the information statement?..........................1
    Who is entitled to vote?...................................................1
    What are the Board of Directors' recommendations?..........................1
    What vote is required to approve each item?................................2
STOCK OWNERSHIP................................................................2
    Beneficial Owners..........................................................2
    Directors And Executive Officers...........................................3
    Section 16(a) Beneficial Ownership Reporting Compliance....................3
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................4
    Directors Standing For Election............................................4
  Recommendation Of The Board Of Directors.....................................4
    Directors..................................................................4
    Meetings...................................................................5
    Committees Of The Board Of Directors.......................................6
    Compensation Of Directors..................................................6
    Employment Agreement.......................................................7
    Certain Transactions And Relationships With The Company....................7
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION........................9
    Description Of Securities..................................................9
    Common Stock...............................................................9
    Options, Warrants, Other Convertible Securities...........................10
    Recommendation Of The Board Of Directors..................................10
PROPOSAL 3 - AMENDMENT TO THE ARTICLES OF INCORPORATION.......................11
    Recommendation Of The Board Of Directors..................................11
    Independent Accountants...................................................11
    Anti-Takeover Effects Of Provisions Of The Certificate of Incorporation...11
    Additional Information....................................................12

                               NEWTECH BRAKE CORP.
                              779 INDUSTRIAL BLVD.
                           BLAINVILLE, QUEBEC J7C 3V3
                                 (450) 434-6432
                              ---------------------

                              INFORMATION STATEMENT
                                December __, 2002


                             -------------------------


        This  information  statement  contains  information  related  to certain
corporate   actions  of  NewTech  Brake  Corp.,  a  Delaware   Corporation  (the
"Company").


                         ABOUT THE INFORMATION STATEMENT


WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

        A majority of the Company's shareholders will act upon certain corporate matters outlined in this information statement, consisting of (1) the election of directors; (2) the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 200,000,000 shares; and
(3) the approval of an amendment to the Company's Certificate of Incorporation authorizing the issuance of 10,000,000 shares of preferred stock.

WHO IS ENTITLED TO VOTE?

        Each outstanding share of common stock as of record on the close of business on the record date, December 13, 2002, will be entitled to one vote on each matter to be voted upon; however, a principal shareholder of the Company will hold in excess of fifty percent (50%) of the Company's 33,979,872 issued and outstanding shares of common stock and has indicated that it will vote in favor of the proposals. Under Delaware corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of 50.01% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the proposals is required. As per Section 14 of the Securities Exchange Act of 1934, NewTech Brake will mail to all shareholders of record the information set forth in this Information Statement.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

        The Board of Directors' recommendation is set forth together with the description of each item in this information statement. In summary, the Board recommends a vote:

          o   FOR the election of the nominated slate of directors (see page 4);

          o FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 50,000,000 to 200,000,000 shares (see page 9); and

          o FOR the approval of an amendment to the Company's Certificate of Incorporation authorizing the issuance of 10,000,000 shares of preferred stock (see page 11).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        ELECTION OF DIRECTORS. For the election of directors, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 16,989,937, will be required for approval.

        INCREASE IN AUTHORIZED SHARES. For the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 50,000,000 to 200,000,000, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 16,989,937, will be required for approval.

        AUTHORIZE PREFERRED STOCK. For the approval of an amendment to the Company's Certificate of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock, par value $0.0001 per share, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 16,989,937, will be required for approval.


                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

        The following table shows persons (other than directors and executive officers) who own beneficially more than five percent (5%) of the Company's common stock as of November 6, 2002. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of November 6, 2002, the Company had 33,979,872 shares of common stock outstanding.

                                                    COMMON STOCK
                                                 BENEFICIALLY OWNED
                                        --------------------------------------
NAME/ADDRESS                              NUMBER OF SHARES       PERCENT(1)
-----------------------------------     ---------------------   -------------
NewTech Group International Inc.             29,101,702(2)         85.6%
779 Industrial Blvd.
Blainville, Quebec J7C 3V3

-------------------------
(1) Applicable percentage of ownership is based on 33,979,872 shares of common stock outstanding as of November 6, 2002, together with securities exercisable or convertible into shares of common stock within 60 days of November 6, 2002 for each stockholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of November 6, 2002 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)     Pursuant to the  Asset  Transfer and  Change of Control Agreement, dated
        April 11, 2002, by and between the Company and NewTech Group International Inc., the Company issued 30,000,000 shares of the Company's common stock to NewTech Group International Inc. as partial payment for product licensing and distribution rights.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table presents certain information regarding the beneficial ownership of all shares of common stock at November 6, 2002 for each executive officer and director of the Company. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of November 6, 2002, the Company had 33,979,872 shares of common stock outstanding.


                                                    COMMON STOCK
                                                 BENEFICIALLY OWNED
                                        --------------------------------------
NAME/ADDRESS                              NUMBER OF SHARES       PERCENT(1)
-----------------------------------     ---------------------   -------------

All Officers and Directors as a Group           --                   --

-----------------------

(1) Applicable percentage of ownership is based on 33,979,872 shares of common stock outstanding as of November 6, 2002, together with applicable options for each shareholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of November 6, 2002 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        We are not aware of any instances for the most recent fiscal year when an executive officer, director or owner of more than ten percent (10%) of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

        The Board of Directors of the Company consists of six seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified. At present, the Company's bylaws require no fewer than one director. Upon the election of the nominated slate of directors, there will be one vacancy on the Board of Director. The Board of Directors has the right to fill the vacancy at any time, although the Board of Directors has no present plans to fill such vacancy.

        The Board of Directors has nominated Yvon Rancourt, Claude Rancourt, Louis Lacroix, Gilbert Lasnier, and Marc-Antoine Gratton for election as directors. The nominees for directors have previously served as members of the Board of Directors of the Company, with the exception of Mr. Louis Lacroix, and have consented to serve such term.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

DIRECTORS

PRESENT TERM EXPIRES AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Yvon Rancourt          Mr. Yvon Rancourt  became Chairman of the Board, is the
Age 57                 inventor of the NewTech Full Contact Disc Brake  and  was
                       one  of the  founders  and  principal  patent  filers  at
                       NewTech Group  International  Inc. Since the beginning of
                       NewTech Group  International  Inc. in 1989, Mr.  Rancourt
                       has been  serving as Chairman  of the Board of  Directors
                       and   Chief   Operating    Officer   of   NewTech   Group
                       International Inc. From 1981 to 1989, Mr. Rancourt served
                       as Director of Production at Compania Minera Ucalali S.A.
                       From  1979 to 1981,  Mr.  Rancourt  worked  as a  private
                       consultant in the wood finishing  manufacturing industry.
                       From 1976 to 1979, Mr. Rancourt served as Chief Executive
                       Officer of Dolphin Brake Inc. At Dolphin Brake Inc.,  Mr.
                       Rancourt was one of the founders and the principal patent
                       filer of the first  concept of full  contact  disc brakes
                       for  heavy  vehicles.  From  1974 to 1976,  Mr.  Rancourt
                       served as  Managing  Director  at Les  Manufacturiers  de
                       Precision de Beauce Inc., a manufacturer of truck trailer
                       axles. From 1973 to 1974, Mr. Rancourt served as Director
                       of   Production   for  Snow  Jet,   a   manufacturer   of
                       snowmobiles. In 1966, Mr. Rancourt founded Beauce Machine
                       Shop and served as Managing Director until 1973. Yvon is the brother of Claude Rancourt.

Claude  Rancourt       Mr. Claude Rancourt became  a  Director  of  the  Company
Age 54                 effective April 19, 2002.  Since the formation of NewTech
                       Group International Inc. in 1989, Mr. Rancourt has been serving as Chief Executive Officer and as Director of Legal Affairs of NewTech Group International Inc. Mr.
                       Rancourt was in private practice as a notary from 1976 to 2000, and from 1972 to 1974, specializing in the fields of Real Estate and Corporate Law. From 1974 to 1976, Mr.
                       Rancourt  served as a Director at Les  Manufacturiers  de
                       Precision de Beauce Inc. Mr. Rancourt is one of the founders of NewTech Group International Inc. and one of the filers of the first patents. He is the brother of Yvon Rancourt. Mr. Rancourt received a L.L.L. (1971) and
                       D.D.N. (1972) from Sherbrooke  University,  Quebec.

Louis Lacroix          Mr. Louis Lacroix is Chairman of the  Teamsters  Canadian
Age 62                 Pension  Plan,  Member   of   the   Quebec  Environmental
                       Foundation  and Member of the  Council  for the  Canadian
                       Unity since 1989.  Mr. Louis Lacroix has been involved in
                       the Canadian  and Quebec labor  movement for more than 30
                       years. His career as a trade-unionist has promoted him to
                       the highest positions in the labor  organization where he
                       worked  most  of his  professional  life.  In  1989,  Mr.
                       Lacroix was elected President for the Canadian Conference
                       of Teamsters  and elected  Int'l Vice  President  for the
                       International  Brotherhood of Teamsters in 1991, which is
                       the world's largest union in the transport industry.  Mr.
                       Lacroix has been  appointed  International  Director  and
                       President  for the  Canadian  Conference  of  Teamster in
                       1988.  Mr.  Lacroix  retired in 2000.  In addition to his
                       responsibilities as President and International Director,
                       Mr.  Lacroix is directly  involved in various  activities
                       and   organizations   of   social,    environmental   and
                       para-professional   nature.  In  spite  of  his  numerous
                       commitments within the Teamsters Union, Mr. Lacroix has been involved in various social, community and charitable activities. Mr. Lacroix is the chairman of the Omnium
                       Louis Lacroix, an annual golf tournament which benefits various social and environmental organizations and was recipient of the "Histadrut Menorah Award."

Gilbert Lasnier        Since 1997,  Mr.  Gilbert  Lasnier  is  working  for  the
Age 46                 International  Civil  Aviation  Organization in Montreal,
                       Quebec, as a GIS analyst.  From 1990 to 1997, Mr. Lasnier
                       founded  and  became   President  of  Sigrafix   Inc.,  a
                       geographic   information   systems   company  engaged  in
                       implementation  of  cartographic  software.  From 1988 to
                       1990,  Mr.  Lasnier worked for Nepcom Inc., a civil works
                       contrator,   as  a  senior   surveying   technician   and
                       supervisor.  From 1981 to 1988,  Mr.  Lasnier  worked for
                       different     companies     (Hydro    Quebec,     Domtar,
                       Geonumerigraphe,   Luc  Pelletier  &  Associates)   as  a
                       surveying  technician.  From  1976 to 1980,  Mr.  Gilbert
                       Lasnier worked for the government in Geodesic Services as a technician.

Marc-Antoine Gratton   Since 1987, Mr. Marc-Antoine Gratton has been serving  as
Age 50                 Vice  President  and  Comptroller  of   Optron   Inc.,  a
                       Canadian-based  company specializing in the sales rentals
                       and maintenance of Geodetic Instruments and in lasers for
                       industry and construction. From 1974 to 1985, Mr. Gratton
                       was a logistics  consultant with several large companies,
                       including Bell Canada International, Cartier Engineering,
                       BGCheco   International   and  J.F.   Pritchard   &  Sons
                       International.  During  this time from 1974 to 1985,  Mr.
                       Gratton   worked  on  a  number  of  overseas   projects,
                       including the West-African Panaftel telecommunications implementation, the Andekaleka Hydroelectric Development
                       Project in Madagascar and a large telecommunications project in Zaire. During this same time period, Mr.
                       Gratton worked on the Reza Shah Kabir Hydroelectric development project in Iran and as administrator of the Hassi R'Mel (Algeria) training center and site of a major natural gas plant. Mr. Gratton has been a shareholder of NewTech Group International Inc. since 1995.


MEETINGS

        During the Company's fiscal year ending February 28, 2002, the Board of Directors met on 9 occasions. Each incumbent director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

        None of the directors or officers are an adverse party to any proceeding in connection with NewTech Brake.

COMMITTEES OF THE BOARD OF DIRECTORS

        AUDIT COMMITTEE. The Company does not currently have an Audit Committee. On October 4, 2002, the Board of Directors decided that Marc-Antoine Gratton and Claude Rancourt will each be a member of the Audit Committee upon being elected as directors.

        COMPENSATION COMMITTEE. The Company does not currently have a Compensation Committee. On October 4, 2002, the Board of Directors decided that Marc-Antoine Gratton, Louis Lacroix and Yvon Rancourt will each be a member of the Compensation Committee upon being elected as directors.

COMPENSATION OF DIRECTORS

        The Board of Directors has not received compensation for acting as a director. The proposed Board of Directors will receive options to purchase 125,000 shares of common stock during their terms as directors. The exercise price for these options is $0.50 per share and they expire one year after the director resigns from his directorship.

EXECUTIVE COMPENSATION

        The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years ended February 28, 2002, 2001, and 2000, respectively, to the Company's named executive officers. No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to any executive officer during these fiscal years.

                                  ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                            ------------------------------ --------------------------------------------
                                                                    AWARDS                PAYOUTS
                                                            ---------------------- --------------------
                                                                          SECURITIES
                                                   OTHER      RESTRICTED  UNDERLYING
                                                   ANNUAL      STOCK       OPTIONS/   LTIP    ALL OTHER
                               SALARY   BONUS   COMPENSATION  AWARD(S)      SAR'S    PAYOUTS COMPENSATION
NAME AND                       ------   -----   ------------  --------      -----    ------- ------------
PRINCIPAL POSITION    YEAR     ($)      ($)        ($)         (#)          (#)       ($)       ($)
------------------    ----     ---      ---        ---         ---          ---       ---       ---

Dr. Ilya Gerol          2002   $12,000  $  0    $       0            0            0    0      $   0
Former Chairman and     2001   $65,000  $  0    $       0            0            0    0      $   0
Chief                   2000   $12,000  $  0    $       0            0            0    0      $   0
Executive Officer(1)                                                                          $   0

Christian Richer     2002(5)   $     0  $  0    $       0            0            0    0      $   0
Former Chief
Executive               2001   $     0  $  0    $4,000(3)            0            0    0      $   0
Officer(2)              2000   $     0  $  0    $4,000(3)   100,000(4)   100,000(5)    0      $   0

-----------------------

(1)     Mr. Gerol was appointed Chairman of the Board of Directors and Chief Executive  Officer  of the
        Company effective March 1, 2000 and resigned from his positions effective April 19, 2002.

(2)     Mr. Richer was  appointed Chief Executive  Officer of the Company effective August 29, 2000 and resigned from his position effective May 1, 2001.

(3)     Mr. Richer's employment contract provided for an annual car allowance of $4,000.

(4)     Under the terms of his employment contract, Mr. Richer was granted options to  purchase  100,000 shares of NewTech  Brake common stock at an exercise  price of $0.05 per share for each year his employment contract was in effect.

(5)     Under the terms of his employment contract, Mr. Richer was granted 100,000 shares of the Company's common stock.


        The following table contains information regarding options granted during the fiscal year ended February 28, 2002 to the Company's named executive officers.

                                                       OPTION/SAR GRANTS TABLE
                                                 % TOTAL
                                              OPTIONS/SAR'S
                                               GRANTED TO
                                                EMPLOYEES
                                 NO. OF         IN FISCAL
                               SECURITIES       YEAR ENDED
                               UNDERLYING      FEBRUARY 28,    EXERCISE OR BASE
                             OPTIONS/SAR'S        2002              PRICE
NAME                          GRANTED (#)         (%)           ($ PER SHARE)      EXPIRATION DATE
-----------------------      -------------    -------------    ----------------    ---------------
Christian Richer,              100,000(1)          100%            $0.05            March 31, 2001
Former Chief Executive
Officer

-------------------------

(1)     This option was exercised on March 31, 2001.



        The following table contains information regarding options exercised in the fiscal year ended February 28, 2002, and the number of shares of common stock underlying options held as of February 28, 2002, by the Company's named executive officers.


                        AGGREGATED OPTIONS/SAR EXERCISES
                             IN LAST FISCAL YEAR AND
                     FISCAL YEAR END OPTIONS/SAR VALUES (1)
                                                                                 VALUE OF UNEXERCISED
                                                      NUMBER OF SECURITIES           IN-THE-MONEY
                                                     UNDERLYING UNEXERCISED          OPTIONS/SAR'S
                                                     OPTIONS/SAR'S AT FY-END           AT FY-END
                   SHARES ACQUIRED     VALUE       ---------------------------  --------------------------
                     ON EXERCISE      REALIZED                (#)                         ($)
                   ---------------    --------     ---------------------------  --------------------------
NAME                     (#)             ($)       EXERCISABLE   UNEXCERSIABLE  EXERCISABLE  UNEXERCSIABLE
----------------   ---------------    --------     ---------------------------  --------------------------

Christian
Richer, Former
Chief Executive
Officer                100,000         $5,000         -0-             -0-          -0-          -0-



EMPLOYMENT AGREEMENT

        On April 28, 2000, the Company entered into a one-year employment agreement with its former Chief Executive Officer, Mr. Christian Richer. The agreement was effective May 1, 2000 through April 30, 2001 and was automatically renewed unless either party gave notice to terminate within 60 days of the expiration date, which was April 30. The agreement provided for an annual salary of $90,000. Under the terms of the agreement, Mr. Richer also received 100,000 shares of the Company's common stock. In addition, each year the agreement was in effect, Mr. Richer was granted options to purchase 100,000 shares of the Company's common stock at an exercise price of $0.05 per share. Mr. Richer's employment contract also provided for an annual car allowance of $4,000 annually. The contract was not renewed after April 30, 2001.


CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

        On July 1, 2002, the Asset Transfer and Change in Control Agreement was completed and NewTech Brake Corp. transferred to NewTech Group International Inc. 30,000,000 shares of the Company's common stock toward the partial payment for product licensing and distribution rights set out in the agreement. Under the terms of the agreement, the Company purchased the NewTech Group International Inc. heavy vehicle brake product licensing and distribution rights for North America and Europe at a value of $11,960,000.

        In February 2002, the Company issued 1,500,000 shares of common stock to its President Jack Ehrenhaus and Vice-President Viatcheslav Makarow in settlement of accrued, unpaid wages in the amount of $45,996 and loans to the Company in the amount of $20,000.

        In September 2001, the Company issued 1,100,000 shares of common stock to its President, Ilya Gerol, Vice-President, Virtchestov Makarov and Olga Frolova, as administrative employee, in settlement of accrued unpaid wages in the amount of $156,735.24. Of the 1,100,000 shares of common stock distributed, Mr. Gerol received 500,000 shares of common stock, Mr. Makarov received 500,000 shares of common stock and Ms. Frolova received 100,000 shares of common stock as compensation.

        By way of an assignment from VI Interservice Inc., an entity owned by V. Makarov, a former director and officer of the Company, the Company entered into an office lease agreement for its Montreal office on September 15, 2000. The lease was cancelled in December 2001. The monthly rent amount was $1,705. Prior to September 15, 2000, the Company rented office space from VI Interservice Inc. at an annual rental of $24,000. The Company believes the rate was at fair-market value.

           PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

        The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 50,000,000 to 200,000,000 shares.

        The amendment to the Company's Certificate of Incorporation provides for the authorization of 150,000,000 additional shares of our Company's common stock. As of November 6, 2002, 33,979,872 shares of the Company's common stock are issued and outstanding.

        The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that the first paragraph of
Article IV of the Certificate of Incorporation shall be as follows:

              "The total number of shares of common stock which this corporation is authorized to issue is: Two Hundred Million (200,000,000) shares with a par value of ($0.0001) per share."

        Immediately upon authorization of 200,000,000 additional shares of our Company's common stock, the Company shall issue 29,800,000 shares of common stock to NewTech Group International Inc. pursuant to the terms of the Asset Acquisition and Change of Control Agreement, dated April 11, 2002 between the Company and NewTech Group International Inc. Pursuant to the agreement, the Company acquired certain assets of NewTech Group International Inc. and a change of control was executed. Subsequent to this event, the following changes occurred: (1) except for an obligation to repay outstanding liabilities not to exceed $200,000, which obligation will be retained and satisfied by the Company over a period of twelve months following the closing of the transactions contemplated under the agreement; (2) senior management of NewTech Group International Inc. took control of the former Board of Directors of the Company;
(3) on July 1, 2002, a 1 for 20 share reverse split of the common shares of the Company became effective, along with the Company changing its name to NewTech Brake Corp.; (4) the Company purchased from NewTech Group International Inc. the license and related rights to NewTech Group's patented heavy vehicle brake technology for 59,800,000 shares of the post-split common stock. As of November 6, 2002, NewTech Group International Inc. is the majority shareholder with 29,101,702 shares of common stock, controlling 85.6% of the voting power. Since the authorized capital of the Company is 50,000,000 shares of common stock, the authorized capital stock of NewTech Brake must be increased in order for the Company to make the additional contracted license payment.

        The Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

DESCRIPTION OF SECURITIES

COMMON STOCK

        The current authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $0.0001 per share. As of November 6, 2002, the Company had 33,979,872 shares of common stock issued and outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Holders of the Company's common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's common stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in our Certificate of Incorporation and our Bylaws, which were filed as exhibits to our registration statement for our initial public offering.


OPTIONS, WARRANTS, OTHER CONVERTIBLE SECURITIES

        OPTIONS: Each member of the proposed board of directors will receive options to purchase 125,000 shares of common stock at an exercise price of $0.50 per share. These options expire one year from the date the director leaves office.

        WARRANTS: The Company issued 354,250 Class B warrants. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.50, subject to adjustment and expire on May 31, 2003. This information does not incorporate any recalculations in connection with the recent reverse stock split.

        CONVERTIBLE DENTURES: The Company entered into a convertible debenture agreement with a nonaffiliated party. The amount of the debenture was $300,000 CAD ($200,100 USD). The debenture bears interest of 10% per annum and expires on September 30, 2002. The debenture can be converted, at the discretion of the holder, at any time up to the expiring date into common shares of the Company at a rate of 1 share per $1.00 USD of the balance outstanding. This debenture is still outstanding. This information does not incorporate any recalculations in connections with the recent reverse stock split.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors recommends the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 50,000,000 to 200,000,000 shares.

           PROPOSAL 3 - AMENDMENT TO THE ARTICLES OF INCORPORATION

        The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to authorize and issue shares of preferred stock, par value $0.0001 per share.

        The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that the second paragraph of
Article IV of the Certificate of Incorporation shall be as follows:

              "The total number of shares of preferred stock which this corporation is authorized to issue is: Ten Million (10,000,000) shares with a par value of ($0.0001) per share."

        The proposed amendment to the Company's' Certificate of Incorporation could discourage potential acquisition proposals and could delay or prevent a change in control of the Company. Such amendment may also have the effect of preventing changes in the management of our Company, and preventing shareholders from receiving a premium on their common stock. The authorized but unissued shares of preferred stock would be available for future issuance without shareholder approval. These additional shares could be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.

        The Company's Board of Directors believes that it is desirable to have authorized shares of preferred stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends the approval of an amendment to the Company's Certificate of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock, par value $0.0001 per share.


TRANSFER AGENT

        TRANSFER   AGENT  AND  REGISTRAR.   The  Company's   transfer  agent  is
Intercontinental Registrar & Transfer Agency Inc., 900 Buchanan, P.O. Box 62405, Boulder City, Nevada 89006. Its telephone number is (702) 293-6717.


INDEPENDENT ACCOUNTANTS

        The firm of Mark Cohen C.P.A. served as the Company's independent accountants for the fiscal year ended February 28, 2002.


ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION

        AUTHORIZED AND UNISSUED STOCK. Authorized but unissued shares of common stock and preferred stock, if approved, would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of

Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

        The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.


INDEPENDENT ACCOUNTANTS

        The firm of Mark Cohen C.P.A. served as our Company's independent accountants for Fiscal 2002 in connection with the review of the Form 10-KSB and the quarterly Form 10-QSBs. The Company anticipates that Mark Cohen C.P.A. will serve as its independent accountants for Fiscal 2003.

        AUDIT FEES. The aggregate fees billed for professional services rendered was $17,500 for the audit of the Company's annual financial statements for the year ended February 28, 2002 and the reviews of the financial statements included in the Company's Forms 10-QSB for the 2002 fiscal year. The Company anticipates that the aggregate fees to be billed for the 2003 fiscal year audit will be approximately $17,500.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended February 28, 2002.

        ALL OTHER FEES. Other than the services described above under the captions "Audit Fees," the aggregate fees billed for services rendered by the principal accountant was $0 for the year ended February 28, 2002.


ADDITIONAL INFORMATION

        INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this information statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Information statement will include a manually signed copy of the accountant's report.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Yvon Rancourt
                                      Chairman of the Board

Blainville, Quebec
December __, 2002


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